                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]
File by a Party other than the Registrant            [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                           MONARCH DENTAL CORPORATION
                (Name of Registrant as Specified in its charter)

                                  Inapplicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11
         (1) Title of each class of securities to which transaction applies: Inapplicable
         (2) Aggregate number of securities to which transaction
             applies: Inapplicable
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Inapplicable
         (4) Proposed maximum aggregate value of transaction: Inapplicable
         (5) Total fee paid: Inapplicable
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount previously paid: Inapplicable
         (2) Form, Schedule or Registration Statement No.: Inapplicable
         (3) Filing party: Inapplicable
         (4) Date Filed: Inapplicable

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244

                                                                   April 9, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Monarch Dental Corporation (the "Annual Meeting") to be held on Thursday, May 14, 1998, at 1:00 p.m., local time, at the Westin Galleria Hotel, 13340 Dallas Parkway, Dallas, Texas.

     The Annual Meeting has been called for the purpose of (i) electing one Class I Director for a three-year term and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 17, 1998 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominee of the Board of Directors as a Director of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                        Sincerely,

                                             /s/ WARREN F. MELAMED, D.D.S.
                                        Warren F. Melamed, D.D.S.
                                        Chairman, President and Chief Dental
                                        Officer

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244
                                 (972) 702-7446

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 14, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monarch Dental Corporation (the "Company") will be held on Thursday, May 14, 1998, at 1:00 p.m., local time, at the Westin Galleria Hotel, 13340 Dallas Parkway, Dallas, Texas (the "Annual Meeting"), for the purpose of considering and voting upon:

          1. The election of one Class I Director for a three-year term; and

          2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 17, 1998 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                            By Order of the Board of Directors

                                            [/s/ STEVEN G. PETERSON]
                                            Steven G. Peterson
                                            Secretary and Chief Financial
                                            Officer

Dallas, Texas
April 9, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244
                                 (972) 702-7446
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 14, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monarch Dental Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 14, 1998 at 1:00 p.m., local time, at the Westin Galleria Hotel, 13340 Dallas Parkway, Dallas, Texas, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

          1. The election of one Class I Director for a three-year term, such term to continue until the annual meeting of stockholders in 2001 and until such Director's successor is duly elected and qualified; and

          2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 9, 1998 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 10,235,000 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately sixty-one stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominee as a Director of the Company.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of the Director, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of the Director.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE

ELECTION OF DIRECTORS, WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the year ended December 31, 1997 is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five members and is divided into three classes, with one Director in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, one Class I Director will be elected to serve until the annual meeting of stockholders in 2001 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated John E. Maupin, Jr., D.D.S. for re-election as the Class I Director. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Dr. Maupin as a Director. The nominee has agreed to stand for re-election and to serve, if elected, as a Director. However, if the person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominee as a Director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

     The Board of Directors of the Company held seven meetings during 1997. During 1997, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation and Option Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1996 Stock Option and Incentive Plan (the "1996 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Glenn E. Hemmerle, Roger B. Kafker and John E. Maupin, Jr., D.D.S. and held two meetings during 1997. The Compensation Committee consists of Glenn E. Hemmerle and Roger B. Kafker and held two meetings during 1997.

     Non-employee directors other than Mr. Kafker (the "Independent Directors") receive a fee of $1,000 for each regularly scheduled quarterly meeting of the Board of Directors that they attend and each director is reimbursed for travel and other expenses incurred in attending meetings. Each Independent Director acquired 10,000 shares of restricted Common Stock or options to purchase 10,000 shares of Common Stock at the time he joined the Board. The Company intends to grant options to purchase approximately 10,000 shares of Common Stock to Independent Directors who join the Board in the future.

     Set forth below is certain information regarding the Directors of the Company, including the Class I Director who has been nominated for the election at the Annual Meeting, based on information furnished by them to the Company.

                                                                     DIRECTOR
                            NAME                              AGE     SINCE
                            ----                              ---    --------
CLASS I -- TERM EXPIRES 1998
John E. Maupin, Jr., D.D.S.(1)*.............................  51       1997
CLASS II -- TERM EXPIRES 1999
Roger B. Kafker(1)(2).......................................  36       1996
Warren F. Melamed, D.D.S....................................  51       1983
CLASS III -- TERM EXPIRES 2000
Gary W. Cage................................................  53       1997
Glenn E. Hemmerle(1)(2).....................................  52       1996

---------------

 *  Nominee for re-election.

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

     Gary W. Cage has served as the Chief Executive Officer of the Company since March 1997 and served as the Chief Operating Officer of the Company from March 1996 to March 1997. Prior to joining the Company, he served as the Chief Financial Officer, Senior Vice President, Treasurer and Secretary of EmCare Holdings Inc., a provider of management services to emergency physicians, from October 1992 to March 1996; as the Chief Financial Officer of Team Bancshares, Inc., a bank holding company, from 1989 to October 1992; and as Chief Financial Officer of Texas American Bancshares, Inc., a bank holding company, from 1974 to 1989.

     Glenn E. Hemmerle has served as a director of the Company since August 1996. He has served as the President and Chief Executive Officer of The Johnny Rockets Group, Inc., a restaurant-chain operator, since February 1997. Prior to February 1997, Mr. Hemmerle served as the President and Chief Executive Officer of Pearl Vision, Inc., a retail eyeglass company, from July 1994 to November 1996; and as the President and Chief Executive Officer of Crown Books Inc., a retail bookseller, from August 1992 to July 1994. Mr. Hemmerle is also a director of The Bombay Company, a retail furniture company.

     Roger B. Kafker has served as a director of the Company since February 1996. He has been associated with TA Associates, Inc. or its predecessor since 1989 and became a Principal of that firm in 1994 and a Managing Director in 1995. Mr. Kafker is also a director of Affiliated Managers Group, Inc., an asset management holding company, ANSYS, Inc., a software company, and Boron, LePore & Associates, Inc., a company providing outsourced marketing services to the pharmaceutical industry.

     John E. Maupin, Jr., D.D.S. has served as a director of the Company since September 1997. He has served as the president of Meharry Medical College in Nashville, Tennessee since July 1994. Prior to July 1994 Dr. Maupin was the executive vice president of the Morehouse School of Medicine in Atlanta, Georgia.

     Warren F. Melamed, D.D.S., founded the Company in 1983 and has served as its President and Chairman since then. From 1985 until March 1997, Dr. Melamed served as the Chief Executive Officer of the Company and since March 1997 has served as the Chief Dental Officer of the Company.

                               EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below (unless previously set forth above) as of December 31, 1997.

           NAME              AGE                       POSITION
           ----              ---                       --------
Warren F. Melamed,           51    Chairman of the Board, President and Chief Dental
  D.D.S....................          Officer
Gary W. Cage...............  53    Chief Executive Officer
David L. Hehli. D.D.S......  54    President, Midwest Dental Care
Steven G. Peterson.........  32    Chief Financial Officer and Secretary

     David L. Hehli, D.D.S., founded Midwest Dental Care in 1975 and has served as its President since then, including following the completion of the Company's acquisition of Midwest Dental Care.

     Steven G. Peterson has served as the Chief Financial Officer of the Company since April 1997 and served as the Director of Finance of the Company from April 1996 to April 1997. Prior to joining the Company, he served as the Director of Finance of EmCare Holdings Inc. from October 1993 to April 1996. From June 1990 until October 1993, Mr. Peterson served in numerous positions with Bank One, Texas, N.A., and its predecessor, Team Bancshares, Inc., most recently as Vice President and Director of Planning and Budgeting.

     Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last two years to the Company's Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during 1997 (the "Named Executive Officers").

SUMMARY COMPENSATION

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the last two completed years.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                       ----------------
                                              ANNUAL COMPENSATION         SECURITIES        ALL OTHER
                                            -----------------------       UNDERLYING       COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR    SALARY ($)    BONUS ($)    OPTIONS (SHARES)        ($)
   ---------------------------      ----    ----------    ---------    ----------------    ------------
Warren F. Melamed, D.D.S.           1997     300,000       150,000         150,000            14,702(1)
  Chairman, President and           1996     275,000            --              --            10,717(1)
  Chief Dental Officer
Gary W. Cage(2)                     1997     193,269       100,000         175,000             2,000(5)
  Chief Executive Officer           1996     134,615        70,000          25,000                --
David L. Hehli, D.D.S.(3)           1997     200,000         1,600              --            16,379(6)
  President, Midwest Dental Care    1996      66,667           800              --             5,460(6)
Steven G. Peterson(4)               1997      84,231        36,000          20,000             1,038(5)
  Chief Financial Officer           1996      51,923        27,500              --                --
Charles G. Shears, D.D.S.(7)        1997     177,885            --              --                --
  Executive Vice President          1996     224,657            --              --            11,000(6)

---------------

(1) Includes $2,000 contributed by the Company to Dr. Melamed's 401(k) account as a matching contribution in each year and $12,702 and $8,717 paid to Dr. Melamed as a car allowance in 1997 and 1996, respectively.

(2) Employment commenced in March 1996.

(3) Employment commenced in September 1996.

(4) Employment commenced in April 1996.

(5) Includes contributions by the Company to Mr. Cage's and Mr. Peterson's 401(k) accounts as a matching contribution.

(6) Includes payments to Dr. Hehli and Dr. Shears as a car allowance.

(7) Retired from the Company effective September 1997.

     Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers of the Company who received such grants during 1997.

                           OPTION GRANTS IN LAST YEAR

                                                 INDIVIDUAL GRANTS
                                 --------------------------------------------------     POTENTIAL REALIZABLE
                                 NUMBER OF      PERCENT                                   VALUE AT ASSUMED
                                 SECURITIES     OF TOTAL                                   ANNUAL RATES OF
                                 UNDERLYING     OPTIONS      EXERCISE                 STOCK PRICE APPRECIATION
                                  OPTIONS       GRANTED       OR BASE                    FOR OPTION TERM(1)
                                  GRANTED     TO EMPLOYEES   PRICE PER   EXPIRATION   -------------------------
             NAME                  (#)(2)       IN YEAR       ($/SH)        DATE         5%($)        10%($)
             ----                ----------   ------------   ---------   ----------   -----------   -----------
Warren F. Melamed, D.D.S. .....   150,000        37.4%        $13.00      5/27/07     $1,226,345    $3,107,798
Gary W. Cage...................    25,000         6.2%          7.70      3/28/07        121,062       306,795
                                  150,000        37.4%         13.00      5/27/07      1,226,345     3,107,798
Steven G. Peterson.............    20,000         5.0%         13.00      5/27/07        163,513       414,373

---------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(2) The options set forth above become exercisable in four equal installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of grant. See "1996 Stock Option and Incentive Plan."

     Option Exercises and Option Values. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options at December 31, 1997. No Named Executive Officer of the Company exercised any options to purchase Common Stock during 1997.

                       AGGREGATED YEAR-END OPTION VALUES

                                           NUMBER OF
                                     SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                      UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                   AT DECEMBER 31, 1997(#)(1)       AT DECEMBER 31, 1997($)(1)(2)
                                  ----------------------------      -----------------------------
             NAME                 EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
             ----                 -----------    -------------      -----------     -------------
Warren F. Melamed, D.D.S.......         --          150,000               --            37,500
Gary W. Cage...................      6,250          193,750           64,063           368,438
Steven G. Peterson.............         --           20,000               --             5,000

---------------

(1) The options set forth above become exercisable in four equal installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of grant. See "1996 Stock Option and Incentive Plan."

(2) Based on the last reported sale price on the Nasdaq National Market on December 31, 1997 ($13.25 per share) less the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time.

     Compensation Philosophy. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of dental practice management companies and other public companies of similar size as well as the Company's performance as measured against its own financial objectives. The Company's objectives include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with health care and other laws and Company policies, and anticipating and responding to changing market and economic conditions.

     Compensation of the Chief Executive Officer. In determining Mr. Cage's compensation for 1997, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Cage's annual compensation for 1997 was $193,269. Like other executive officers, Mr. Cage also received an incentive bonus determined on the basis of (i) successfully completed acquisitions during 1997, representing the addition of 39 dental offices and 74 dentists, and (ii) the successful completion of the Company's initial public offering in July 1997 resulting in proceeds to the Company of approximately $37.2 million. Mr. Cage was awarded an incentive bonus of $100,000 for 1997. In addition, Mr. Cage was awarded options to purchase 175,000 shares of the Company's Common Stock at a weighted average exercise price of $12.24 per share in order to provide him with a long-term incentive tied to the Company's performance.

     Deductibility of Executive Compensation. Beginning in 1994, the Internal Revenue Code of 1986, as amended (the "Code"), limited the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company's current compensation plans and policy, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

                                            COMPENSATION COMMITTEE

                                            Glenn E. Hemmerle
                                            Roger B. Kafker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since April 1996, all executive officer compensation decisions have been made by the Compensation Committee. Between February 1996 and April 1996, executive officer compensation decisions were made by Dr. Melamed and Mr. Kafker. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Hemmerle and Kafker, neither of whom is an executive of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Nasdaq National Market Composite Index and a peer group of companies described below that the Company selected for purposes of this comparison (the "Peer Group") for the period commencing July 18, 1997, the date of the Company's initial public offering, and ending December 31, 1997. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq National Market Composite Index and the Peer Group on July 18, 1997. The return of each Company in the Peer Group has been weighted to reflect its relative stock market capitalization.

                                                                                           Nasdaq
                                                                                          National
                                                      Monarch                              Market
               Measurement Period                      Dental          Peer Group        Composite
             (Fiscal Year Covered)                  Corporation          Index             Index
July 18, 1997                                               100.00            100.00            100.00
December 31, 1997                                           101.92             98.93            101.51

     The Peer Group is comprised of Coast Dental Services, Inc., Gentle Dental Services Corporation and Orthodontic Centers of America, Inc. The companies in the Peer Group are all engaged in the dental practice management line-of-business within the healthcare industry.

     1996 Stock Option and Incentive Plan. The 1996 Stock Plan was initially adopted by the Board of Directors in February 1996 and was subsequently approved by the Company's stockholders. The 1996 Stock Plan permits (i) the grant of Incentive Options, (ii) the grant of Non-Qualified Options, (iii) the issuance or sale of Common Stock with or without vesting or other restrictions ("Stock Grants") (iv) the issuance or sale of Common Stock without restrictions ("Unrestricted Stock"), (v) the grant of Common Stock upon the attainment of specified performance goals ("Performance Share Awards") and (vi) the grant of the right to receive cash dividends with the holders of the Common Stock as if the recipient held a specified number of shares of the Common Stock ("Dividend Equivalent Rights"). These grants may be made to officers and other employees, directors, advisors, consultants and other key persons of the Company and its subsidiaries. The 1996 Stock Plan provides for the issuance of 1,376,250 shares of Common Stock of which (i) 556,750 shares were subject to outstanding options with a weighted average exercise price of $12.19 per share at December 31, 1997 and (ii) 345,208 were sold pursuant to restricted stock awards for an aggregate cash purchase price of $73,184 and remained outstanding at December 31, 1997. On and after the date the 1996 Stock Plan becomes subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, options with respect to no more than 150,000 shares of Common Stock may be granted to any one individual in any calendar year. During 1997, Non-Qualified Options to purchase 531,750 shares of Common Stock with a weighted average exercise price of $12.62 per share were granted under the 1996 Stock Plan.

     The 1996 Stock Plan is administered by the Compensation Committee. Subject to the provisions of the 1996 Stock Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the 1996 Stock Plan the individuals to whom grants will be made, the combination of grants to participants and the specific terms of each grant, including vesting. Incentive Options may be granted only to officers or other full-time employees of the Company or its subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its subsidiaries.

     The option exercise price of options granted under the 1996 Stock Plan is determined by the Compensation Committee but, in the case of Incentive Options, may not be less than 100% of the fair market value of the underlying shares on the date of grant. If any employee of the Company or any subsidiary owns (or is deemed to own) at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for Incentive Options granted to such employee may not be less than 110% of the fair market value of the underlying shares on that date. Non-Qualified Options may be granted at prices less than the fair market value of the underlying shares on the date granted. Options typically are subject to vesting schedules, terminate 10 years from the date of grant and may be exercised for specified periods subsequent to the termination of the optionee's employment or other business relationship with the Company. At the discretion of the Compensation Committee, any option may include a "reload" feature pursuant to which an optionee exercising an option receives in addition to the number of shares of Common Stock due on the exercise of such an option an additional option with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Compensation Committee or, in the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee.

     The 1996 Stock Plan also permits Stock Grants, Performance Share Awards and grants of Dividend Equivalent Rights. Stock Grants may be made to persons eligible under the 1996 Stock Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. The Compensation Committee may also make Stock Grants to persons eligible under the 1996 Stock Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. In the case of Performance Share Awards, the issuance of shares of Common Stock will occur only after the conditions and restrictions set forth in the grant agreement are satisfied. In addition, the Compensation Committee may grant Dividend Equivalent Rights in conjunction with any other grant made pursuant to the 1996 Stock Plan or as a free-standing grant. Dividend Equivalent Rights may be paid currently or deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue further dividends.

     The Compensation Committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1996 Stock Plan may be exercised or vest. To the extent not exercised, all options granted under the 1996 Stock Plan terminate upon the merger, liquidation or sale of substantially all of the assets of the Company, except for options to purchase 350,000 shares of Common Stock issued to Dr. Melamed and Mr. Cage which accelerate automatically in such circumstances, unless assumed by a successor entity or otherwise determined by the Compensation Committee. All shares of restricted Common Stock issued under the 1996 Stock Plan are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

     Restricted Stock Grants. Since adopting the 1996 Stock Plan, the Company has sold an aggregate of 345,208 shares of restricted Common Stock to employees and directors of the Company under the 1996 Stock Plan. These shares generally vest in equal monthly installments (or annually in the case of the shares sold to Dr. Melamed) over four years beginning with the date of sale, with unvested shares subject to repurchase at cost upon the termination of the purchaser's employment or other relationship with the Company. All shares of restricted Common Stock issued are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

     1997 Employee Stock Purchase Plan. The Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the Company's stockholders. Up to 250,000 shares of Common Stock may be issued under the Purchase Plan. The Purchase Plan is administered by the Compensation Committee.

     Offerings under the Purchase Plan commence on each January 1 and July 1 and have a duration of six months. Generally, all employees who are customarily employed for more than 20 hours per week as of the first day of the applicable offering period are eligible to participate in the Purchase Plan. Any employee who owns or is deemed to own shares of stock representing in excess of 5% of the combined voting power of all classes of stock in the Company may not participate in the Purchase Plan.

     During each offering, an employee may purchase shares under the Purchase Plan by authorizing payroll deductions of up to 10% of his or her cash compensation during the offering period. The maximum number of shares which may be purchased by any participating employee during any offering period is limited to 1,000 shares (as adjusted by the Compensation Committee from time to time). Unless the employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase Common Stock on the last business day of the period at a price equal to 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of Common Stock in any calendar year. The Company issued a total of 4,089 shares of Common Stock in January 1998 under the Purchase Plan.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company has entered into employment agreements with Dr. Warren F. Melamed and Gary W. Cage. The terms of the agreements are substantially similar except with respect to minimum annual base salary ($300,000 for Dr. Melamed and $200,000 for Mr. Cage). The agreements have initial employment terms ending on June 30, 2001 and automatically renew for one year periods thereafter. In the event of a termination of employment without cause or a material breach by the Company, the agreements provide for severance equal to the greater of the executive's unpaid compensation under the agreement through the end of the initial term or two year's average total compensation over the three most recently completed years. Upon termination by the Company of the executive's employment without cause or upon resignation by the executive for Good Reason (as defined) within twelve months following a change in control of the Company (as defined), the executive is entitled to receive severance equal to the greater of the executive's unpaid total compensation under the agreement up to a maximum of three year's total compensation or two year's average total compensation. As provided in the employment agreements, the executives have also entered into non-competition agreements with the Company pursuant to which they may not engage in certain competitive activities in the dental industry without the Company's consent prior to the later of June 30, 2001 or the date on which they stop receiving severance payments following the termination of employment for any reason.

     The Company entered into an Employment Agreement with Dr. Hehli in connection with the acquisition of Midwest Dental Care ("Midwest") pursuant to which Dr. Hehli continues to serve as President of Midwest. The agreement provides for (i) an annual base salary of $200,000, subject to annual inflation adjustments beginning in 1997, (ii) an employment term ending on December 31, 2001 and (iii) the continuation of base salary payments and other benefits until December 31, 2001 in the event such employment is terminated by the Company without cause (as defined) or by Dr. Hehli following a material breach of the agreement by the Company.

     The Company also entered into a Non-Competition Agreement with Dr. Hehli and certain entities affiliated with Dr. Hehli. The agreement provides that Dr. Hehli and each such entity affiliated with Dr. Hehli will not engage in certain competitive activities without the Company's consent prior to one year following the later to occur of the termination of Dr. Hehli's employment with the Company or the receipt by Dr. Hehli of his last base salary payment.

                              CERTAIN TRANSACTIONS

     The Company provides administrative services to Midwest Dental Plan, Ltd. (the "Midwest Plan"), a capitated managed dental care plan of which Dr. Hehli owns a majority interest, pursuant to an administrative services and management agreement. The Company receives a percentage of the gross premiums or other amounts received by the Midwest Plan under existing contracts with employer groups. In addition, Midwest is a provider of dental services under the Midwest Plan in exchange for capitation payments and co-payments from plan members. The Company received $1.5 million under these arrangements during 1997.

     The Company leases one facility from Dr. Melamed, nine facilities from entities controlled by Dr. Shears and four facilities from Dr. Hehli, in connection with which the Company made aggregate lease payments of $74,000, $306,000 and $261,000 to Drs. Melamed, Shears and Hehli, respectively, during 1997. The Company believes that these leases are on terms and at rates no less favorable to the Company than could have been obtained from unaffiliated third parties.

     The Company has entered into a Management Agreement dated as of February 6, 1996 with Modern Dental Professionals, P.C., a dental professional corporation owned by Dr. Melamed (the "Texas P.C."), which employs or contracts with all of the dental professionals practicing at the Company's dental offices in Texas under the Management Agreement. The Company provides the Texas P.C. with, among other things, the facilities, administrative personnel and supplies, as well as numerous services, including administrative, accounting, cash management, financial statements and reports, budgeting including capital expenditures, recruiting, insurance, litigation management, managed care contracting, management information systems, billing and collection services. The Management Agreement is for a term of 40 years, with automatic renewal thereafter, and generally may be terminated by the Texas P.C. only for cause, which includes an uncured breach of the agreement by the Company, or upon the Texas P.C.'s bankruptcy or voluntary dissolution. The Management Agreement may be terminated by the Company as of any anniversary date of the Management Agreement upon 90 days' prior written notice.

     The Company receives a management fee under the Management Agreement with the Texas P.C. equal to the Company's costs plus the lower of (i) 30% of the Texas P.C.'s net revenues or (ii) the P.C.'s net pre-tax income. The Company's costs include all direct and indirect costs, overhead and expenses relating to the Company's provision of services to the Texas P.C. under the Management Agreement.

     In addition to the Management Agreement with the Texas P.C., the Company has a contractual right to designate or approve the licensed dentist or dentists who own the Texas P.C.'s capital stock in the event Dr. Melamed ceases to be affiliated with the Company for any reason.

     The Company has adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's

Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy will require that any loans by the Company to its officers, directors or other affiliates be for bona fide business purposes only.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during 1997, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except that John E. Maupin, Jr., D.D.S. failed to file a Form 3 on a timely basis upon being elected as a director of the Company and failed to file one Form 4 disclosing the issuance to him of an option to purchase 10,000 shares of Company's Common Stock (which event was subsequently reported on his Form 3).

                      PRINCIPAL AND MANAGEMENT STOCKHOLDER

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table represents certain information about persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock as of March 1, 1998.

                                                             SHARES BENEFICIALLY OWNED
                                                             --------------------------
           NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER            PERCENT
           ------------------------------------              ---------          -------
TA Associates Group........................................  2,673,200(1)(2)     26.2%
  c/o TA Associates, Inc.
  High Street Tower
  125 High Street, Suite 2500
  Boston, MA 02110-2720
Warren F. Melamed, D.D.S...................................  2,015,932(1)        19.7%
  c/o Monarch Dental Corporation
  4201 Spring Valley Road, Suite 320
  Dallas, TX 75244
The Kaufmann Fund, Inc.....................................    600,000(1)         5.9%
  140 East 45th Street, 43rd Floor
  New York, NY 10017

---------------

(1) The information reported is based upon Schedule 13G's filed with the Securities and Exchange Commission and delivered to the Company reporting beneficial ownership as of December 31, 1997.

(2) Includes (i) 1,829,029 shares of Common Stock owned by Advent VII L.P., (ii) 631,433 shares of Common Stock owned by Advent Atlantic and Pacific II L.P.,
    (iii) 182,885 shares of Common Stock owned by Advent New York L.P. and (iv) 29,853 shares of Common Stock owned by TA Venture Investors Limited Partnership. Advent VII L.P., Advent Atlantic and Pacific II L.P., Advent New York L.P. and TA Venture Investors Limited Partnership are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific II L.P. is TA

    Associates AAP II Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII L.P., TA Associates AAP II Partners L.P. and TA Associates VI L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors Limited Partnership; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. Kafker, a director of the Company) comprise the general partners of TA Venture Investors Limited Partnership. In such capacity, Mr. Kafker may be deemed to share voting and investment power with respect to the 29,853 shares held of record by TA Venture Investors Limited Partnership. Mr. Kafker disclaims beneficial ownership of such shares, except as to 5,115 shares as to which he holds a pecuniary interest.

(3) Includes 150,000 shares of restricted stock held by Dr. Melamed, 75,000 shares of which had vested as of March 1, 1998, and the remainder of which vest in equal annual installments of 37,500 shares on each of February 6, 1999 and 2000, and are subject to repurchase at a price of $0.21 per share upon a termination of Dr. Melamed's employment prior to the relevant vesting date. Does not include 289,830 shares held by irrevocable trusts for the benefit of members of Dr. Melamed's family of which Dr. Melamed is not a trustee, as to which shares Dr. Melamed disclaims beneficial ownership. Excludes 150,000 shares subject to options not exercisable within 60 days.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table represents certain information as to each director and Named Executive Officer of the Company as of March 1, 1998 (other than Dr. Melamed whose beneficial ownership is set forth above), based on representations to the Company by each director and Named Executive Officer with respect to such person's beneficial ownership. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER          PERCENT
            ------------------------------------              -----------      ---------
David L. Hehli, D.D.S.......................................     347,841          3.4%
Charles G. Shears, D.D.S....................................     115,930          1.1%
Gary W. Cage(1).............................................     112,500          1.1%
Glenn E. Hemmerle(2)........................................      10,000          *
Steven G. Peterson(3).......................................      10,000          *
Roger B. Kafker(4)..........................................       5,115          *
John E. Maupin, Jr., D.D.S.(5)..............................          --          *
All executive officers and directors as a group (8
  persons)(6)...............................................   2,617,318         25.6%

---------------

 *  Less than 1%.

(1) Includes 100,000 shares of restricted stock held by Mr. Cage, approximately 45,833 of which were vested as of March 1, 1998, and the remainder of which will become vested in equal monthly installments of approximately 2,083 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Cage's employment prior to the relevant vesting date. Includes 12,500 shares subject to options exercisable within 60 days. Excludes 187,500 shares subject to options not exercisable within 60 days.

(2) Constitutes 10,000 shares of restricted stock held by Mr. Hemmerle, approximately 3,958 shares of which are vested as of March 1, 1998, and the remainder of which will become vested in equal monthly installments of approximately 208 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Hemmerle's service as a director prior to the relevant vesting date. Excludes 10,000 shares subject to options not exercisable within 60 days.

(3) Constitutes 10,000 shares of restricted stock held by Mr. Peterson, approximately 4,583 of which were vested as of March 1, 1998, and the remainder of which will become vested in equal monthly installments of approximately 208 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Peterson's employment prior to the relevant vesting date. Excludes 20,000 shares subject to options not exercisable within 60 days.

(4) Includes 5,115 shares of Common Stock beneficially owned by Mr. Kafker through TA Venture Investors Limited Partnership, all of which shares are included in the 2,673,200 shares described in footnote (2) under "Security Ownership of Certain Beneficial Owners." Does not include any shares beneficially owned by Advent VII L.P., Advent Atlantic and Pacific II L.P. or Advent New York L.P., of which Mr. Kafker disclaims beneficial ownership.

(5) Excludes 10,000 shares subject to options not exercisable within 60 days.

(6) Includes 260,000 shares of restricted stock held by executive officers and directors which are subject to repurchase in certain circumstances and 12,500 shares subject to options exercisable within 60 days.

                                  MARKET VALUE

     On December 31, 1997, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $13.25.

                            EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 1999 annual meeting of stockholders must be received by the Company on or before February 28, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Monarch Dental Corporation, 4201 Spring Valley Road, Suite 320, Dallas, Texas 75244.

                            INDEPENDENT ACCOUNTANTS

     The Company has selected Arthur Andersen LLP as the independent public accountants for the Company for the year ending December 31, 1998. The firm of Arthur Andersen LLP has served as the Company's independent public accountants since 1996. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.          PLEASE MARK
                                                                                               YOUR VOTE AS  [X]
                                                                                               INDICATED IN
                                                                                               THIS EXAMPLE

ELECTION OF DIRECTOR                      Nominee: John E. Maupin, Jr., D.D.S.

     FOR nominee            WITHHOLD
   listed to the right     AUTHORITY
   (except as marked   to vote for nominee
    to the contrary)   listed to the right
                                                                             PLAN TO ATTEND MEETING [ ]
         [ ]                  [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON          THIS PROXY WILL BE VOTED AS DIRECTED
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING           HEREON, OR IF RETURNED EXECUTED WITH NO
OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.                         DIRECTION GIVEN, WILL BE VOTED FOR THE
                                                                      ELECTION OF THE NOMINEE AS DIRECTOR.

                                                                      PLEASE SIGN, DATE AND RETURN PROMPTLY IN
                                                                      THE ENCLOSED ENVELOPE.

                                                                      THE PROXY SHOULD BE SIGNED EXACTLY AS
                                                                      NAME APPEARS HEREON.

                                                                      EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                                                      ATTORNEYS, ETC., SHOULD GIVE FULL TITLE
                                                                      AS SUCH. IF THE SIGNER IS A CORPORATION
                                                                      OR PARTNERSHIP, PLEASE SIGN FULL CORPORATE
                                                                      OR PARTNERSHIP NAME BY DULY AUTHORIZED
                                                                      OFFICER.


SIGNATURE ________________________________ SIGNATURE ____________________________________ DATE _________________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                    o FOLD AND DETACH HERE o


                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244

                                     PROXY

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      FOR
                THE ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 1998

     The undersigned hereby appoints Warren F. Melamed and Gary W. Cage and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of stock of Monarch Dental Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Monarch Dental Corporation to be held at the Westin Galleria Hotel, Dallas, Texas on Thursday, May 14, 1998, at 1:00 p.m., local time, or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.


            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)



                            o FOLD AND DETACH HERE o